                                                                    Exhibit 10.3


THE SECURITIES OFFERED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND ANY SALE OF SUCH SECURITIES IS SUBJECT TO COMPLIANCE WITH, OR THE AVAILABILITY OF EXEMPTIONS FROM COMPLIANCE WITH, THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS INSTRUMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION TO ANY PERSON IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION MAY NOT LAWFULLY BE MADE. TRANSFER OF THIS INSTRUMENT AND THE SECURITIES OFFERED HEREBY IS RESTRICTED AS PROVIDED IN SECTIONS 7, 8, 9 AND 10 BELOW.

                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into effective as of _______________, 19__ the "Grant Date"), by PROGRESSIVE NETWORKS, INC., a Washington corporation (the "Company") and _______________ (the "Holder").

                                 R E C I T A L S

     A. The Company has adopted the Progressive Networks, Inc. 1996 Stock Option Plan, as amended and restated (the "Plan"), a copy of which is attached as Exhibit A (capitalized terms that are used but not defined in this Agreement will have the meanings given those terms in the Plan).

     B. The Holder is an employee of the Company, and has been designated by the Administrative Committee to receive a stock option under the Plan.

     NOW, THEREFORE, the Company and the Holder covenant and agree as follows:

     1.   GRANT OF THE OPTION.

          (a) The Company hereby grants to the Holder a stock option (the "Option") to acquire from the Company ____________ (______) shares of the Series B Common Stock, no par value, of the Company (the "Common Stock"), at the price of $____ per share (the "Option Price"). The Option is not intended to qualify as an "incentive stock option," as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended.

          (b) The Holder acknowledges that: (i) a copy of the Company's Articles of Incorporation, as amended and currently in effect as of the Grant Date (the "Articles"), is attached as Exhibit B; (ii) the Articles, as amended from time to time, define the rights of the Common Stock; (iii) although this Option is currently an option to purchase shares of Series B Common Stock, such shares will automatically convert into shares of Series C Common Stock, or Common Stock, upon the occurrence of certain events, as described in the Articles, and, accordingly, the shares issued upon exercise of this Option may be shares of Series B Common Stock, shares of Series C Common Stock or shares of Common Stock.

     2. TERM OF THE OPTION. Unless earlier terminated in accordance with the provisions of the Plan, the Option will terminate on the earliest to occur of
(a) the expiration of twenty (20) years from the Grant Date; (b) the expiration of ninety (90) days following termination of the Holder's employment with the Company for any reason other than death, Disability or cause (as defined in Section 7.2(b) of the Plan); (c) the expiration of one (1) year following termination of the Holder's employment with the Company on account of death or Disability; and (d) the date of termination of the Holder's employment with the Company for cause (as defined in Section 7.2(b) of the Plan).

     3. VESTING. The vesting schedule applicable to the Option shall commence on _________, 19__ (the "Vest Date"). The Option shall vest and become exercisable in accordance with the following schedule:

                                  Cumulative Number
             Date                  of Shares Vested            (Percent)
             ----                  ----------------            ---------
12 months after Vest Date             _________                  (20%)

18 months after Vest Date             _________                  (30%)

24 months after Vest Date             _________                  (40%)

30 months after Vest Date             _________                  (50%)

36 months after Vest Date             _________                  (60%)

42 months after Vest Date             _________                  (70%)

48 months after Vest Date             _________                  (80%)

54 months after Vest Date             _________                  (90%)

60 months after Vest Date             _________                 (100%)

provided, however, that, if the Holder's employment with the Company terminates for any reason, the Option will not vest further following such termination. To the extent the Option is vested, it shall be exercisable at any time and from time to time prior to its termination as provided in Section 2.

     4. OTHER LIMITATIONS ON THE OPTION. The Option is subject to all of the provisions of the Plan, including but not limited to Section 4.2 (which permits adjustments to the Option upon the occurrence of certain corporate events such as stock dividends, extraordinary cash dividends, reclassifications, recapitalizations, reorganizations, split-ups, spin-offs, combinations, exchanges of shares, and warrants or rights offerings), Section 6.10 (which provides that the Company may repurchase any and all shares of Common Stock issued upon exercise of the Option in the event the Holder's employment is terminated for "cause"), and Section 7.1 (which applies in the event of an Approved Transaction or Control Purchase).

     5. EXERCISE OF THE OPTION. To exercise the Option, the Holder must do the following:

          (a) deliver to the Company a written notice, in the form attached to this Agreement as Exhibit C, specifying the number of shares of Common Stock for which the Option is being exercised;

          (b)  surrender this Agreement to the Company;

          (c) tender payment of the aggregate Option Price for the shares for which the Option is being exercised, which payment may be made (i) in cash or by check; or (ii) by such other means as the Administrative Committee, in its sole discretion, shall permit at the time of exercise;

          (d) pay, or make arrangements satisfactory to the Administrative Committee for payment to the Company of all federal, state and local taxes, if any, required to be withheld by the Company in connection with the exercise of the Option;

          (e) if requested by the Administrative Committee, deliver to the Company, at the Holder's expense, a legal opinion, satisfactory in form and substance to the Company, of legal counsel designated by the Holder and satisfactory to the Company, to the effect that exercise of the Option by the Holder, and the acquisition of shares of Common Stock pursuant thereto, may be effected without registration or



                                                               Option No. NQ-___
qualification of such shares under the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws;

          (f) if not already a party to the Shareholders' Buy-Sell Agreement (as defined in Section 9), execute and become a party to that agreement (as required by Section 9) by delivering to the Company an executed Consent to Be Bound by Shareholders' Buy-Sell Agreement in the form attached to this Agreement as Exhibit D; and

          (g) execute and deliver to the Company the documents required by the Plan and any other documents required from time to time by the Administrative Committee in order to promote compliance with the Plan, the 1933 Act, applicable state securities laws, or any other applicable law, rule or regulation.

     6. DELIVERY OF SHARE CERTIFICATE. As soon as practicable after the Option has been duly exercised, the Company will deliver to the Holder a certificate for the shares of Common Stock for which the Option was exercised. Unless the Option has expired or been exercised in full, the Company and the Holder agree to execute a new Stock Option Agreement, covering the remaining shares of Common Stock that may be acquired upon exercise of the Option, which will be identical to this Agreement except as to the number of shares of Common Stock subject thereto. In lieu of replacing this Agreement in such manner, the Company may affix to this Agreement an appropriate notation indicating the number of shares for which the Option was exercised and return this Agreement to the Holder.

     7. NONTRANSFERABILITY. The Option is not transferable other than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Holder only by the Holder or the Holder's court appointed legal representative.

     8. WARRANTIES AND REPRESENTATIONS OF THE HOLDER. By executing this Agreement, the Holder accepts the Option and represents and warrants to the Company and covenants and agrees with the Company as follows:

          (a) The Holder agrees to comply with all of the provisions of this Agreement and the Plan.

          (b) The Holder recognizes, agrees and acknowledges that no registration statement under the 1933 Act, or under any state securities laws, has been or will be filed with respect to the Option or any shares of Common Stock that may be acquired upon exercise of the Option.

          (c) The Holder warrants and represents that the Option and any shares of Common Stock acquired upon exercise of the Option will be acquired and held by the Holder for the Holder's own account, for investment purposes only, and not with a view towards the distribution or public offering thereof nor with any present intention of reselling or distributing the same at any particular future time.

          (d) The Holder agrees not to sell, transfer or otherwise dispose of any shares of Common Stock that may be acquired upon exercise of the Option unless (i) there is an effective registration statement under the 1933 Act covering the proposed disposition and compliance with governing state securities laws, (ii) the Holder delivers to the Company, at the Holder's expense, a "no-action" letter or similar interpretative opinion, satisfactory in form and substance to the Company, from the staff of each appropriate securities agency, to the effect that such shares may be disposed of by the Holder in the manner proposed, or (iii) the Holder delivers to the Company, at the Holder's expense, a legal opinion, satisfactory in form and substance to the Company, of legal counsel designated by the Holder and satisfactory to the Company, to the effect that the proposed disposition is exempt from registration under the 1933 Act and governing state securities laws.

          (e) The Holder acknowledges and consents to the appearance of the restrictive legends, in the form required by Section 6.8 of the Plan, on each certificate representing shares of Common Stock issued upon exercise of the Option.


                                                               Option No. NQ-___

          (f) The Holder agrees not to sell, transfer or otherwise dispose of the Option or any shares of Common Stock acquired upon exercise of the Option, except as specifically permitted by this Agreement, the Plan and any applicable securities laws.

     9. SHAREHOLDERS AGREEMENT. The Holder shall be required, as a condition to the issuance of any shares of Common Stock upon the exercise of the Option, to execute and deliver to the Company a shareholders agreement in such form as may be in use by the Company at the time of such exercise, or a counterpart thereof, together with, unless the Holder is unmarried, a spousal consent in the form required thereby, unless the Holder has previously executed and delivered such documents and they are in effect at the time the shares are to be issued.

     10. PROCEDURES UPON PERMITTED TRANSFER. Prior to any sale, transfer or other disposition of any of the shares of Common Stock acquired upon exercise of the Option, the Holder agrees to give written notice to the Company of the Holder's intention to effect such disposition. The notice must describe the circumstances of the proposed transfer in reasonable detail and must specify the manner in which the requirements of Section 8(d) above will be satisfied in connection with the proposed disposition. After (a) legal counsel to the Company has determined that the requirements of Section 8(d) above will be satisfied,
(b) the Holder has executed such documentation as may be necessary to effect the proposed disposition, and (c) the Holder has paid, or made arrangements satisfactory to the Administrative Committee for the payment of, all federal, state and local taxes, if any, required to be withheld by the Company in connection with the proposed disposition, the Company will, as soon as practicable, transfer such shares in accordance with the terms of the notice. Any stock certificate issued upon such transfer will bear the restrictive legends, in the form required by Section 6.8 of the Plan, unless in the opinion of legal counsel to the Company such legends are not required. Compliance with the foregoing procedures are in addition to compliance with any separate requirements applicable to the Holder under the Company's Articles of Incorporation or otherwise.

     11. RIGHTS AS SHAREHOLDER. The Holder will have no rights as a shareholder of the Company on account of the Option or on account of shares of Common Stock which will be acquired upon exercise of the Option (but with respect to which no certificates have been delivered to the Holder).

     12. TAX WITHHOLDING. The Holder agrees to pay, or to make arrangements satisfactory to the Administrative Committee for payment to the Company of, all federal, state and local income and employment taxes, if any, required to be withheld by the Company in connection with the exercise of the Option or any sale, transfer or other disposition of any shares of Common Stock acquired upon exercise of the Option. If the Holder fails to do so, then the Holder hereby authorizes the Company to deduct all or any portion of such taxes from any payment of any kind otherwise due to the Holder.

     13. FURTHER ASSURANCES. The Holder agrees from time to time to execute such additional documents as the Company may reasonably require to effectuate the purposes of the Plan and this Agreement.

     14. BINDING EFFECT. This Agreement shall be binding upon the Holder and the Holder's heirs, successors and assigns.

     15. ENTIRE AGREEMENT; MODIFICATIONS. This Agreement, together with the Plan and agreements referenced in this Agreement and/or the Plan, constitutes the entire agreement and understanding between the Company and the Holder regarding the subject matter hereof. Except as otherwise provided in the Plan, no modification of the Option or this Agreement, or waiver of any provision of this Agreement or the Plan, shall be valid unless in writing and duly executed by the Company and the Holder. The failure of any party to enforce any of that party's rights against the other party for breach of any of the terms of this Agreement shall not be construed as a waiver of such rights as to any continued or subsequent breach.


                                                               Option No. NQ-___

     16. COST OF LITIGATION. In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses and fees in any appellate proceedings), and if the successful party recovers judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included as part of the judgment.

     17. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Washington.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

"COMPANY"                         PROGRESSIVE NETWORKS, INC.


                                    BY
                                       -----------------------------------------
                                       ITS  CHIEF FINANCIAL OFFICER


"HOLDER"
                                       -----------------------------------------


                                                               Option No. NQ-___

                                    EXHIBIT A

             (ATTACH AMENDED AND RESTATED 1996 STOCK OPTION PLAN)

                                    EXHIBIT B

           (ATTACH AMENDED AND RESTATED ARTICLES OF INCORPORATION)

                           FORM OF EXERCISE OF OPTION

To:  Progressive Networks, Inc.
     1111 Third Avenue, Suite 2900
     Seattle, WA 98101

     The undersigned holds Option Number NQ-___ (the "Option"), represented by a Stock Option Agreement dated effective as of ________________ (the "Agreement"), granted to the undersigned pursuant to the Progressive Networks, Inc. 1996 Stock Option Plan as Amended (the "Plan"). The undersigned hereby exercises the Option and elects to purchase _______________ shares (the "Shares") of Series B Common Stock (or shares of Common Stock) of Progressive Networks, Inc. (the "Company") pursuant to the Option. This notice is accompanied by full payment of the Option Price of $____ per share for the Shares in cash or by check or in another manner permitted by Section 5(c) of the Agreement. The undersigned has also paid, or made arrangements satisfactory to the Administrative Committee administering the Plan for payment of, all federal, state and local taxes, if any, required to be withheld by the Company in connection with the exercise of the Option.

     The undersigned acknowledges that no registration statement under the 1933 Act, or under any state securities laws, has been or will be filed with respect to the Shares. The undersigned warrants and represents that the undersigned is acquiring and will hold the Shares for the undersigned's own account, for investment purposes only, and not with a view towards the distribution or public offering of the Shares nor with any present intention of reselling or distributing the Shares at any particular future time. The undersigned consents to the appearance of restrictive legends, in the form required by Section 6.8 of the Plan, on the certificate for the Shares. The undersigned agrees not to sell, transfer or otherwise dispose of the Shares except as specifically permitted by the Agreement, the Plan and any applicable securities laws.

     Date:
          -------------------

                                       Signature of Holder



                                       -----------------------------------------





                                   EXHIBIT C

                             CONSENT TO BE BOUND BY
                        SHAREHOLDERS' BUY-SELL AGREEMENT

     In consideration of the issuance, sale, pledge or other transfer to the undersigned of shares of the capital stock of Progressive Networks, Inc., a Washington corporation (the "Company"), the undersigned (the "Shareholder") consents and agrees to the terms of, and does hereby execute and become a party to, the Shareholders' Buy-Sell Agreement dated March 31, 1995 (the "Agreement") among the Company and certain of the Company's shareholders, as such may be amended from time to time as provided in the Agreement. The undersigned acknowledges receipt of a copy of the Agreement and agrees that all Shares (as defined in the Agreement) of the undersigned shall be held in accordance with and restricted by the terms of the Agreement.

     The execution of this Consent by the spouse of the Shareholder signifies that the spouse authorizes, ratifies, confirms and approves the execution of this Consent and, therefore, the Agreement, by the Shareholder, and he or she further authorizes and appoints the Shareholder as his or her attorney-in-fact to exercise all rights he or she may have with respect to the ownership of any Shares of the Company, including the encumbrance and disposition of such Shares.

     DATED:
            ------------------------------

              BY SIGNING BELOW, I ACKNOWLEDGE THAT I HAVE READ AND
            UNDERSTOOD THE SHAREHOLDERS' BUY-SELL AGREEMENT AND HAVE
                   BEEN ENCOURAGED TO RETAIN SEPARATE COUNSEL


                             ----------------------------------
                             Shareholder:
                                           ---------------

                             Address:
                                       ------------------------

                             ----------------------------------
                             Social Security Number

             BY SIGNING BELOW, I ACKNOWLEDGE THAT I HAVE READ AND
               UNDERSTOOD THE SHAREHOLDERS' BUY-SELL AGREEMENT,
                 INCLUDING SECTION 10 AND HAVE BEEN ENCOURAGED
                           TO RETAIN SEPARATE COUNSEL


                             ----------------------------------
                             Shareholder's Spouse

                             ----------------------------------
                             Social Security Number


                                    EXHIBIT D